Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

32. Subsequent events

Acquisition of Maverix Metals Inc.

On January 19, 2023, the Company acquired all of the issued and outstanding common shares of Maverix pursuant to the terms of an arrangement agreement dated November 9, 2022 (the “Agreement”). Pursuant to the Agreement, Maverix shareholders had the option to receive either 0.36 of a TF Precious Metals common share or $3.92 in cash per Maverix common share, in each case subject to pro-ration such that the aggregate cash consideration would not exceed 15% of the total consideration and the aggregate share consideration does not exceed 85% of the total consideration. In connection with the closing, Triple Flag paid $86,666, issued 45,097,390 common shares to all former Maverix shareholders and incurred $5,665 of transaction costs. The transaction will be recorded as an asset acquisition during the first quarter of 2023.